Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2022
Cash and Cash Equivalents
Cash and Cash Equivalents

8. Cash and Cash Equivalents

Cash and cash equivalents consist of the following:

	As of December 31,
	2021	2022
Current accounts	175,741	146,611
Time deposits (with original maturities of three months or less)	104,274	220,986
Ship management client accounts	119	14
Restricted cash	2,112	675
Total	282,246	368,286

Restricted cash as of December 31, 2021 and 2022 represents cash provided for bank guarantees (Note 23).

Ship management client accounts represent amounts provided by the clients of GasLog LNG Services Ltd. in order to enable the Group to cover obligations of vessels under management. A compensating balance is held as a current liability.

As of December 31, 2022, an amount of $36,000 of time deposits with an original duration greater than three months was classified under short-term cash deposits.